A&B EXCESS BENEFITS PLAN

                                Amendment No. 5
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The A&B Excess Benefits Plan (the "Plan"), as amended and restated effective
February 1, 1995, is hereby amended, effective as of and contingent upon the closing of the transactions contemplated by the Asset Purchase Agreement dated as of August 5, 1998, by and among California and Hawaiian Sugar Company, Inc., A&B-Hawaii, Inc., McBryde Sugar Company, Limited, and Sugar Acquisition Corporation, and the Stock Sale Agreement dated as of August 5, 1998, by and between California and Hawaiian Sugar Company, Inc. and Citicorp Venture Capital, Ltd., as follows:

     1.   Section 4.01(d) is hereby amended in its entirety to read as follows:

          "(d) SELECT BENEFITS PROVIDED TO RETIRED FORMER EMPLOYEES OF
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     CALIFORNIA AND HAWAIIAN SUGAR COMPANY.
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               (1)  Prior to the closing of the transactions contemplated by the Asset Purchase Agreement by and among California and Hawaiian Sugar Company, Inc., A&B-Hawaii, Inc., McBryde Sugar Company, Limited, and Sugar Acquisition Corporation, and the Stock Sale Agreement by and between California and Hawaiian Sugar Company, Inc. and Citicorp Venture Capital, Ltd. (the "Closing Date"), all other provisions of the Plan notwithstanding, the retired former employees of California and Hawaiian Sugar Company who are listed in Appendix B of this Plan shall be eligible to receive the benefits shown in Appendix B, and no other benefits shall be paid to such retired former employees under the provisions of this Plan.  Payment of these benefits shall be
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     according to the terms shown in Appendix B, and no other provisions of this Plan shall affect the amount or the form of payment of these benefits.

               (2) As of the Closing Date, all other provisions of this Plan notwithstanding, the obligation of this Plan to pay any benefit shown in Appendix B to the retired former employees of California and Hawaiian Sugar Company, Inc. listed in Appendix B shall cease, and the obligation to pay such benefits, with respect to any period on and after such date, is assumed by Sugar Acquisition Company."


     IN WITNESS WHEREOF, Alexander & Baldwin, Inc. has caused this Amendment to be executed on its behalf by its duly authorized officers on this 27th day of August, 1998.


                                       ALEXANDER & BALDWIN, INC.

                                       By /s/ Miles B. King
                                          Its Vice President

                                       By /s/ Alyson J. Nakamura
                                          Its Assistant Secretary